UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 13, 2010

SHORE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

18 East Dover Street, Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (410) 822-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2010, the Board of Directors of Shore Bancshares, Inc. (the “Company”) announced that Lloyd L. “Scott” Beatty, Jr., age 58, will be promoted to the office of President of the Company effective January 1, 2011.  Mr. Beatty will continue to serve as the Company’s Chief Operating Officer.  W. Moorhead Vermilye, age 70, who currently serves as the President and Chief Executive Officer, will continue to serve as the Chief Executive Officer.  A copy of the Company’s December 13, 2010 press release announcing the promotion is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Mr. Beatty has served as a director of the Company since December 2000 and as a director of its lead subsidiary, The Talbot Bank of Easton, Maryland, since 1992.  Since August 2007, Mr. Beatty has also served as the Executive Vice President and Chief Operating Officer of the Company.  Between July 2006 and August 2007, Mr. Beatty served as Vice President and Chief Operating Officer, and he served as Vice President between October 2004 and July 2006.  Before joining the Company, Mr. Beatty was the Chief Operating Officer of Darby Overseas Investments, LP, a global private equity firm, and the President of Darby Advisors, Inc., a privately held family investment business, from 1998 to 2005.  Mr. Beatty was also a practicing Certified Public Accountant for 25 years and a principal in the accounting firm Beatty, Satchell & Company, headquartered in Easton, Maryland, from 1977 to 1998.

The succession discussed above will not involve any changes to, or new grants or awards under, any compensatory arrangement with Messrs. Beatty or Vermilye.  The compensatory arrangements to which Messrs. Beatty and Vermilye are parties are discussed in the Company’s definitive proxy statement for the 2010 annual meeting that was filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2010 and in the Company’s Current Report on Form 8-K that was filed with the SEC on April 21, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit 99.1 – Press release dated December 13, 2010 (filed herewith).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORE BANCSHARES, INC.

Date: December 13, 2010	By:	/s/ W. Moorhead Vermilye
W. Moorhead Vermilye
President and CEO

EXHIBIT INDEX

Exhibit
Number               Description

99.1                      Press release dated December 13, 2010 (filed herewith).